                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                              AS ADOPTED PURSANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Century Pacific Tax Credit Housing Fund II (the "Partnership") on Form 10-K for the year ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Essie Safaie, Chief Financial Officer of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects the financial condition and result of operations of the Partnership.


/s/ Essie Safaie
---------------------------------
Essie Safaie
Chief Financial Officer


     8/15/03
----------------------------------
Date